UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2009

Citi Trends, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51315	52-2150697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Coleman Boulevard, Savannah, Georgia		31408
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (912) 236-1561

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2009, the stockholders of Citi Trends, Inc. (the “Company”) approved the Citi Trends, Inc. Annual Incentive Bonus Plan (the “Bonus Plan”), which is intended to provide performance bonus opportunities to designated officers of the Company upon the attainment of pre-established performance goals for the Company’s fiscal year. The performance bonus is intended to satisfy the criteria necessary for the Company to deduct such bonus for U.S. federal income tax purposes. The bonus arrangements under the Bonus Plan are materially consistent with arrangements previously available to the Company’s executive officers.  A description of the material terms of the Bonus Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2009 and is incorporated by reference into this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITI TRENDS, INC.

Date: June 1, 2009
	By:	/s/ Bruce D. Smith

Name: Bruce D. Smith
Title: Chief Financial Officer